UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2013

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

(972) 387-3562

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 6, 2013, the Tuesday Morning Corporation Board of Directors (the “Board”) approved the Amended and Restated By-laws.  The Amended and Restated By-laws update and clarify the provision related to action by the Board via written consent and make it clear that electronic transmission is an acceptable means of approval.

The preceding description of the change to the Amended and Restated By-laws is qualified in its entirety by reference to the Amended and Restated By-laws filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated By-laws effective as of February 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: February 11, 2013	By:	/s/ Stephanie Bowman
Stephanie Bowman
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated By-laws effective as of February 6, 2013